UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2015 (August 14, 2015)

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Penta Mezzanine SBIC Fund I, LP

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Twinlab Consolidated Holdings, Inc. (the “Company”) on July 7, 2015 (the “July 8-K”), the Company issued a warrant (the “Penta Warrant”) to purchase 807,018 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) to Penta Mezzanine SBIC Fund I, LP (“Penta”). The Penta Warrant provided Penta, in addition to adjustments on terms and conditions customary for a transaction of this nature, with certain price protection features. On August 14, 2015, Penta surrendered the Penta Warrant to the Company and received in its stead a new warrant for the same number of shares as the Penta Warrant (the “Replacement Penta Warrant”). All of the terms of the Replacement Penta Warrant are the same as the Penta Warrant except that the price protection features have been deleted.

The foregoing description of the Replacement Penta Warrant is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report. The disclosure concerning the Penta Warrant in the July 8-K is hereby incorporated by reference herein.

David L. Van Andel Trust

As previously reported in a Current Report on Form 8-K filed with the SEC by the Company on June 8, 2015 (the “June 8-K”), the Company issued two warrants (the “DVA Warrants”) to purchase an aggregate 16,276,486 shares of Common Stock to the David L. Van Andel Trust, under Trust Agreement dated November 30, 1993 (the “Trust”). Each of the DVA Warrants provided the Trust, in addition to adjustments on terms and conditions customary for a transaction of this nature, with certain price protection features. On August 14, 2015, the Company and the Trust executed amendments to each of the DVA Warrants deleting the price protection features (the “DVA Amendments”).

The foregoing description of the DVA Amendments is qualified in its entirety by reference to the full text of such documents, which documents are exhibits to this Report. The disclosure concerning the DVA Warrants in the June 8-K is hereby incorporated by reference herein.

Little Harbor, LLC

As previously reported in the June 8-K, the Company issued a warrant (the “LH Warrant”) to purchase 3,289,474 shares of Common Stock to Little Harbor, LLC (“LH”). The LH Warrant provided LH, in addition to adjustments on terms and conditions customary for a transaction of this nature, with certain price protection features. On August 14, 2015, the Company and LH executed an amendment to the LH Warrant deleting the price protection features (the “LH Amendment”).

The foregoing description of the LH Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report. The disclosure concerning the LH Warrant in the June 8-K is hereby incorporated by reference herein.

JL-Mezz Utah, LLC

As previously reported in the July 8-K, the Company issued a warrant (the “JL Warrant”) to purchase 403,509 shares of the Company’s Common Stock to JL-Mezz Utah, LLC (f/k/a JL-BBNC Mezz Utah, LLC) (“JL”). The JL Warrant provided JL, in addition to adjustments on terms and conditions customary for a transaction of this nature, with certain price protection features. On August 14, 2015, the Company and JL executed an amendment to the JL Warrant deleting the price protection features (the “JL Amendment”).

The foregoing description of the JL Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report. The disclosure concerning the JL Warrant in the July 8-K is hereby incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the Replacement Penta Warrant is hereby incorporated by reference in partial answer to Item 3.02.

The Company issued the Replacement Penta Warrant in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution. The Company believes that the issuance and sale of the Replacement Penta Warrant was exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act. The Replacement Penta Warrant was issued directly by the Company and did not involve a public offering or general solicitation. Penta was afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that Penta, immediately prior to the issuance of the Replacement Penta Warrant, had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. Penta had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the Replacement Penta Warrant.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.80	Warrant, dated August 14, 2015, by and between Twinlab Consolidated Holdings, Inc. and Penta Mezzanine SBIC Fund I, LP.

Exhibit 10.81	Amendment No. 1 to Twinlab Consolidated Holdings, Inc. Warrant, dated as of August 14, 2015, by and among Twinlab Consolidated Holdings, Inc. and the David L. Van Andel Trust, Under Trust Agreement Dated November 30, 1993.

Exhibit 10.82	Amendment No. 1 to Twinlab Consolidated Holdings, Inc. Warrant, dated as of August 14, 2015, by and among Twinlab Consolidated Holdings, Inc. and the David L. Van Andel Trust, Under Trust Agreement Dated November 30, 1993.

Exhibit 10.83	Amendment No. 1 to Twinlab Consolidated Holdings, Inc. Warrant, dated as of August 14, 2015, by and among Twinlab Consolidated Holdings, Inc. and Little Harbor, LLC.

Exhibit 10.84	Amendment No. 1 to Twinlab Consolidated Holdings, Inc. Warrant, dated as of August 14, 2015, by and among Twinlab Consolidated Holdings, Inc. and JL-Mezz Utah, LLC (f/k/a JL-BBNC Mezz Utah, LLC).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2015

TWINLAB CONSOLIDATED HOLDINGS, INC.

By:	/s/ Thomas A. Tolworthy Thomas A. Tolworthy President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.80	Warrant, dated August 14, 2015, by and between Twinlab Consolidated Holdings, Inc. and Penta Mezzanine SBIC Fund I, LP.

Exhibit 10.81	Amendment No. 1 to Twinlab Consolidated Holdings, Inc. Warrant, dated as of August 14, 2015, by and among Twinlab Consolidated Holdings, Inc. and the David L. Van Andel Trust, Under Trust Agreement Dated November 30, 1993.

Exhibit 10.82	Amendment No. 1 to Twinlab Consolidated Holdings, Inc. Warrant, dated as of August 14, 2015, by and among Twinlab Consolidated Holdings, Inc. and the David L. Van Andel Trust, Under Trust Agreement Dated November 30, 1993.

Exhibit 10.83	Amendment No. 1 to Twinlab Consolidated Holdings, Inc. Warrant, dated as of August 14, 2015, by and among Twinlab Consolidated Holdings, Inc. and Little Harbor, LLC.

Exhibit 10.84	Amendment No. 1 to Twinlab Consolidated Holdings, Inc. Warrant, dated as of August 14, 2015, by and among Twinlab Consolidated Holdings, Inc. and JL-Mezz Utah, LLC (f/k/a JL-BBNC Mezz Utah, LLC).